Exhibit 99.3 Financial Supplement Second Quarter 2019 1Exhibit 99.3 Financial Supplement Second Quarter 2019 1

Table of Contents Page Consolidated Financial Highlights 3 Consolidated Statements of Operations (unaudited) 5 Consolidated Balance Sheets (unaudited) 6 Loans and Deposits 7 Average Balance Sheets and Annualized Yields 8 Segment Financial Highlights 10 Credit-Related Information: Nonperforming Assets 17 Charge-offs, Recoveries and Related Ratios 18 Summary of Changes in the Components of the Allowance for Credit Losses 20 Capital and Ratios 21 Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations 22 The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation.  It speaks only as of the particular date or dates included in the accompanying pages.  The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided.  Any forward-looking statements in this Financial Supplement are subject to the forward- looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings. 2Table of Contents Page Consolidated Financial Highlights 3 Consolidated Statements of Operations (unaudited) 5 Consolidated Balance Sheets (unaudited) 6 Loans and Deposits 7 Average Balance Sheets and Annualized Yields 8 Segment Financial Highlights 10 Credit-Related Information: Nonperforming Assets 17 Charge-offs, Recoveries and Related Ratios 18 Summary of Changes in the Components of the Allowance for Credit Losses 20 Capital and Ratios 21 Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations 22 The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward- looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings. 2

CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
						2Q19 Change						2019 Change	
						1Q19		2Q18				2018	
	2Q19	1Q19	4Q18	3Q18	2Q18	$/bps	%	$/bps	%	2019	2018	$/bps	%
SELECTED OPERATING DATA													
Total revenue	$1,628	$1,588	$1,593	$1,564	$1,509	$40	3%	$119	8%	$3,216	$2,971	$245	8%
Noninterest expense	951	937	951	910	875	14	1	76	9	1,888	1,758	130	7
Profit before provision for credit losses	677	651	642	654	634	26	4	43	7	1,328	1,213	115	9
Provision for credit losses	97	85	85	78	85	12	14	12	14	182	163	19	12
NET INCOME	453	439	465	443	425	14	3	28	7	892	813	79	10
Net income, Underlying[1]	458	443	474	450	425	15	3	33	8	901	813	88	11
Net income available to common stockholders	435	424	450	436	425	11	3	10	2	859	806	53	7
Net income available to common stockholders, Underlying[1]	440	428	459	443	425	12	3	15	4	868	806	62	8
PER COMMON SHARE DATA													
Basic earnings	$0.95	$0.92	$0.96	$0.92	$0.88	$0.03	3%	$0.07	8%	$1.87	$1.66	$0.21	13%
Diluted earnings	0.95	0.92	0.96	0.91	0.88	0.03	3	0.07	8	1.86	1.65	0.21	13
Basic earnings, Underlying[1]	0.96	0.93	0.98	0.93	0.88	0.03	3	0.08	9	1.89	1.66	0.23	14
Diluted earnings, Underlying[1]	0.96	0.93	0.98	0.93	0.88	0.03	3	0.08	9	1.88	1.65	0.23	14
Cash dividends declared and paid per common share	0.32	0.32	0.27	0.27	0.22	—	—	0.10	45	0.64	0.44	0.20	45
Book value per common share	45.61	44.24	42.87	41.62	41.16	1.37	3	4.45	11	45.61	41.16	4.45	11
Tangible book value per common share	30.88	29.60	28.73	27.66	27.67	1.28	4	3.21	12	30.88	27.67	3.21	12
Dividend payout ratio	34%	35%	28%	29%	25%	(100) bps		900 bps		34%	27%	700 bps	
Dividend payout ratio, Underlying[1]	33	34	27	29	25	(100) bps		800 bps		34	27	700 bps	
COMMON SHARES OUTSTANDING													
Average: Basic	458,154,335	460,713,172	467,338,825	475,957,526	484,744,354	(2,558,837)	(1%)	(26,590,019)	(5%)	459,426,685	486,114,872	(26,688,187)	(5%)
Diluted	459,304,224	462,520,680	469,103,134	477,599,917	486,141,695	(3,216,456)	(1)	(26,837,471)	(6)	460,857,535	487,683,216	(26,825,681)	(6)
Common shares at period-end	457,903,826	461,116,723	466,007,984	474,120,616	484,055,194	(3,212,897)	(1)	(26,151,368)	(5)	457,903,826	484,055,194	(26,151,368)	(5)
SHARE PRICE													
High	$36.89	$37.73	$39.69	$41.76	$43.62	($0.84)	(2%)	($6.73)	(15%)	$37.73	$48.23	($10.50)	(22%)
Low	32.36	29.26	27.62	38.47	38.84	3.10	11	(6.48)	(17)	29.26	38.84	(9.58)	(25)
Close	35.36	32.50	29.73	38.57	38.90	2.86	9	(3.54)	(9)	35.36	38.90	(3.54)	(9)
Market capitalization	16,191	14,986	13,854	18,287	18,830	1,205	8	(2,639)	(14)	16,191	18,830	(2,639)	(14)
SEGMENT NET INCOME													
Consumer Banking	$213	$202	$193	$207	$197	$11	5%	$16	8%	$415	$367	$48	13%
Commercial Banking	216	227	241	234	237	(11)	(5)	(21)	(9)	443	452	(9)	(2)
Other	24	10	31	2	(9)	14	140	33	NM	34	(6)	40	NM
NET INCOME	$453	$439	$465	$443	$425	$14	3%	$28	7%	$892	$813	$79	10%

[1] These are non-GAAP financial measures. For further information on these measures, refer to "Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations" at the end of this document.

3

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
						2Q19 Change						2019 Change	
						1Q19		2Q18				2018	
	2Q19	1Q19	4Q18	3Q18	2Q18	$/bps	%	$/bps	%	2019	2018	$/bps	%
FINANCIAL RATIOS													
Net interest margin[1]	3.20%	3.23%	3.23%	3.20%	3.20%	(3) bps		— bps		3.22%	3.20%	2 bps	
Net interest margin, FTE[2]	3.21	3.25	3.25	3.22	3.22	(4) bps		(1) bps		3.23	3.21	2 bps	
Return on average common equity	8.54	8.62	9.16	8.82	8.65	(8) bps		(11) bps		8.58	8.24	34 bps	
Return on average common equity, Underlying[3]	8.63	8.71	9.33	8.96	8.65	(8) bps		(2) bps		8.67	8.24	43 bps	
Return on average tangible common equity	12.75	13.00	13.85	13.29	12.93	(25) bps		(18) bps		12.87	12.32	55 bps	
Return on average tangible common equity, Underlying[3]	12.89	13.12	14.11	13.50	12.93	(23) bps		(4) bps		13.00	12.32	68 bps	
Return on average total assets	1.13	1.11	1.17	1.13	1.11	2 bps		2 bps		1.12	1.08	4 bps	
Return on average total assets, Underlying[3]	1.14	1.12	1.19	1.15	1.11	2 bps		3 bps		1.13	1.08	5 bps	
Return on average total tangible assets	1.17	1.16	1.22	1.18	1.16	1 bps		1 bps		1.17	1.12	5 bps	
Return on average total tangible assets, Underlying[3]	1.19	1.17	1.24	1.20	1.16	2 bps		3 bps		1.18	1.12	6 bps	
Effective income tax rate	21.86	22.42	16.45	23.16	22.58	(56) bps		(72) bps		22.14	22.55	(41) bps	
Effective income tax rate, Underlying[3]	21.89	22.44	21.91	23.20	22.58	(55) bps		(69) bps		22.16	22.55	(39) bps	
Efficiency ratio	58.41	59.00	59.69	58.20	57.95	(59) bps		46 bps		58.70	59.17	(47) bps	
Efficiency ratio, Underlying[3]	58.02	58.67	56.70	57.62	57.95	(65) bps		7 bps		58.34	59.17	(83) bps	
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)													
CET1 capital ratio	10.5%	10.5%	10.6%	10.8%	11.2%								
Tier 1 capital ratio	11.3	11.3	11.3	11.2	11.6								
Total capital ratio	13.4	13.4	13.3	13.4	13.8								
Tier 1 leverage ratio	10.1	10.0	10.0	9.9	10.2								
SELECTED BALANCE SHEET DATA (PERIOD-END)													
Total assets	$162,749	$161,342	$160,518	$158,598	$155,431	$1,407	1%	$7,318	5%	$162,749	$155,431	$7,318	5%
Loans and leases:													
Commercial	56,963	57,689	56,783	55,405	54,888	(726)	(1)	2,075	4	56,963	54,888	2,075	4
Retail	59,875	59,926	59,877	59,315	58,519	(51)	—	1,356	2	59,875	58,519	1,356	2
Total loans and leases	116,838	117,615	116,660	114,720	113,407	(777)	(1)	3,431	3	116,838	113,407	3,431	3
Deposits	124,004	123,916	119,575	117,075	117,073	88	—	6,931	6	124,004	117,073	6,931	6
Long-term borrowed funds[4]	11,538	11,725	15,925	17,133	15,130	(187)	(2)	(3,592)	(24)	11,538	15,130	(3,592)	(24)
Total stockholders' equity	22,017	21,531	20,817	20,276	20,467	486	2	1,550	8	22,017	20,467	1,550	8
Loans-to-deposits ratio (period-end balances)[5]	94.22%	94.92%	97.56%	97.99%	96.87%	(70) bps		(265) bps		94.22%	96.87%	(265) bps	
Loans-to-deposits ratio (average balances)[5]	95.64	97.70	98.41	97.38	98.01	(206) bps		(237) bps		96.65	97.99	(134) bps	
Full-time equivalent colleagues	18,207	18,078	18,140	18,332	17,699	129	1	508	3	18,207	17,699	508	3

[1] Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.
[2] Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. In the fully taxable-equivalent presentation of net interest income and net interest margin, interest income on tax-exempt assets is increased to make it fully equivalent to interest income earned on taxable assets. The FTE impact is predominantly attributable to commercial loans for the periods presented.
[3] These are non-GAAP financial measures. For further information on these measures, refer to "Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations" at the end of this document.
[4] Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
[5] Beginning in the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

4

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
						2Q19 Change						2019 Change	
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
						$	%	$	%			$	%
INTEREST INCOME													
Interest and fees on loans and leases	$1,392	$1,381	$1,347	$1,287	$1,230	$11	1%	$162	13%	$2,773	$2,376	$397	17%
Interest and fees on loans held for sale	15	11	14	14	5	4	36	10	200	26	9	17	189
Interest and fees on other loans held for sale	2	4	1	2	3	(2)	(50)	(1)	(33)	6	7	(1)	(14)
Investment securities	164	166	172	167	165	(2)	(1)	(1)	(1)	330	333	(3)	(1)
Interest-bearing deposits in banks	7	8	8	7	8	(1)	(13)	(1)	(13)	15	14	1	7
Total interest income	**1,580**	**1,570**	**1,542**	**1,477**	**1,411**	10	1	169	12	**3,150**	**2,739**	411	15
INTEREST EXPENSE													
Deposits	308	287	245	214	181	21	7	127	70	595	326	269	83
Federal funds purchased and securities sold under agreements to repurchase	3	2	2	2	1	1	50	2	200	5	2	3	150
Other short-term borrowed funds[1]	1	—	2	4	1	1	100	—	—	1	3	(2)	(67)
Long-term borrowed funds[1]	102	121	121	109	107	(19)	(16)	(5)	(5)	223	196	27	14
Total interest expense	**414**	**410**	**370**	**329**	**290**	4	1	124	43	**824**	**527**	297	56
Net interest income	**1,166**	**1,160**	**1,172**	**1,148**	**1,121**	6	1	45	4	**2,326**	**2,212**	114	5
NONINTEREST INCOME													
Service charges and fees	126	123	131	131	127	3	2	(1)	(1)	249	251	(2)	(1)
Card fees	64	59	62	61	60	5	8	4	7	123	121	2	2
Capital markets fees	57	54	45	47	48	3	6	9	19	111	87	24	28
Trust and investment services fees	53	47	43	45	43	6	13	10	23	100	83	17	20
Mortgage banking fees	62	43	51	49	27	19	44	35	130	105	52	53	102
Letter of credit and loan fees	33	33	34	32	32	—	—	1	3	66	62	4	6
Foreign exchange and interest rate products	35	36	34	31	34	(1)	(3)	1	3	71	61	10	16
Securities gains, net	4	8	6	3	2	(4)	(50)	2	100	12	10	2	20
Other income	28	25	15	17	15	3	12	13	87	53	32	21	66
Total noninterest income	**462**	**428**	**421**	**416**	**388**	34	8	74	19	**890**	**759**	131	17
TOTAL REVENUE	**1,628**	**1,588**	**1,593**	**1,564**	**1,509**	40	3	119	8	**3,216**	**2,971**	245	8
Provision for credit losses	97	85	85	78	85	12	14	12	14	182	163	19	12
NONINTEREST EXPENSE													
Salaries and employee benefits	507	509	483	474	453	(2)	—	54	12	1,016	923	93	10
Equipment and software expense[2]	126	125	124	117	110	1	1	16	15	251	223	28	13
Outside services	118	110	135	107	106	8	7	12	11	228	205	23	11
Occupancy	82	83	92	81	79	(1)	(1)	3	4	165	160	5	3
Other operating expense	118	110	117	131	127	8	7	(9)	(7)	228	247	(19)	(8)
Total noninterest expense	**951**	**937**	**951**	**910**	**875**	14	1	76	9	**1,888**	**1,758**	130	7
Income before income tax expense	**580**	**566**	**557**	**576**	**549**	14	2	31	6	**1,146**	**1,050**	96	9
Income tax expense	127	127	92	133	124	—	—	3	2	254	237	17	7
Net income	**$453**	**$439**	**$465**	**$443**	**$425**	$14	3%	$28	7%	**$892**	**$813**	$79	10%
Net income, Underlying[3]	**$458**	**$443**	**$474**	**$450**	**$425**	$15	3%	$33	8%	**$901**	**$813**	$88	11%
Net income available to common stockholders	**$435**	**$424**	**$450**	**$436**	**$425**	$11	3%	$10	2%	**$859**	**$806**	$53	7%
Net income available to common stockholders, Underlying[3]	**$440**	**$428**	**$459**	**$443**	**$425**	$12	3%	$15	4%	**$868**	**$806**	$62	8%

[1] Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
[2] Beginning in the first quarter of 2019, we combined our presentation of equipment expense and amortization of software into equipment and software expense. Prior periods have been adjusted to conform with the current period presentation.
[3] These are non-GAAP financial measures. For further information on these measures, refer to "Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations" at the end of this document.

5

CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

PERIOD-END BALANCES	AS OF					JUNE 30, 2019 CHANGE			
	June 30, 2019	Mar 31, 2019	Dec 31, 2018	Sept 30, 2018	June 30, 2018	Mar 31, 2019		June 30, 2018	
						$	%	$	%
ASSETS									
Cash and due from banks	$996	$923	$1,081	$976	$997	$73	8%	($1)	—%
Interest-bearing cash and due from banks	2,039	1,513	2,993	3,015	2,868	526	35	(829)	(29)
Interest-bearing deposits in banks	186	167	148	142	114	19	11	72	63
Debt securities available for sale, at fair value	21,698	21,504	19,895	20,152	20,157	194	1	1,541	8
Debt securities held to maturity	3,447	3,345	4,165	4,284	4,417	102	3	(970)	(22)
Equity securities, at fair value	47	198	181	175	170	(151)	(76)	(123)	(72)
Equity securities, at cost	706	604	834	874	769	102	17	(63)	(8)
Loans held for sale, at fair value	1,750	1,186	1,219	1,303	521	564	48	1,229	236
Other loans held for sale	455	66	101	27	189	389	NM	266	141
Loans and leases	116,838	117,615	116,660	114,720	113,407	(777)	(1)	3,431	3
Less: Allowance for loan and lease losses	(1,227)	(1,245)	(1,242)	(1,242)	(1,253)	18	1	26	2
Net loans and leases	115,611	116,370	115,418	113,478	112,154	(759)	(1)	3,457	3
Derivative assets	833	465	317	173	224	368	79	609	NM
Premises and equipment	740	746	791	753	720	(6)	(1)	20	3
Bank-owned life insurance	1,711	1,705	1,698	1,687	1,677	6	—	34	2
Goodwill	7,040	7,040	6,923	6,946	6,887	—	—	153	2
Due from broker	249	92	—	—	—	157	171	249	100
Other assets	5,241	5,418	4,754	4,613	3,567	(177)	(3)	1,674	47
TOTAL ASSETS	$162,749	$161,342	$160,518	$158,598	$155,431	$1,407	1%	$7,318	5%
LIABILITIES AND STOCKHOLDERS' EQUITY									
LIABILITIES									
Deposits:									
Noninterest-bearing	$28,192	$28,383	$29,458	$29,785	$29,439	($191)	(1%)	($1,247)	(4%)
Interest-bearing	95,812	95,533	90,117	87,290	87,634	279	—	8,178	9
Total deposits	124,004	123,916	119,575	117,075	117,073	88	—	6,931	6
Federal funds purchased and securities sold under agreements to repurchase[1]	1,132	668	1,156	374	326	464	69	806	247
Other short-term borrowed funds[2]	309	11	161	512	10	298	NM	299	NM
Derivative liabilities	106	173	292	449	425	(67)	(39)	(319)	(75)
Deferred taxes, net	767	676	573	430	456	91	13	311	68
Long-term borrowed funds[2]	11,538	11,725	15,925	17,133	15,130	(187)	(2)	(3,592)	(24)
Due to broker	257	93	—	381	—	164	176	257	100
Other liabilities	2,619	2,549	2,019	1,968	1,544	70	3	1,075	70
TOTAL LIABILITIES	140,732	139,811	139,701	138,322	134,964	921	1	5,768	4
STOCKHOLDERS' EQUITY									
Preferred stock:									
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	1,133	1,132	840	543	543	1	—	590	109
Common stock:									
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,860	18,847	18,815	18,816	18,806	13	—	54	—
Retained earnings	5,959	5,672	5,385	5,062	4,755	287	5	1,204	25
Treasury stock, at cost	(3,453)	(3,333)	(3,133)	(2,833)	(2,433)	(120)	(4)	(1,020)	(42)
Accumulated other comprehensive loss	(488)	(793)	(1,096)	(1,318)	(1,210)	305	38	722	60
TOTAL STOCKHOLDERS' EQUITY	22,017	21,531	20,817	20,276	20,467	486	2	1,550	8
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$162,749	$161,342	$160,518	$158,598	$155,431	$1,407	1%	$7,318	5%
Memo: Total tangible common equity	$14,141	$13,649	$13,389	$13,117	$13,394	$492	4%	$747	6%

[1] Balances are net of certain short-term receivables associated with reverse repurchase agreements.

[2] Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

6

LOANS AND DEPOSITS
(in millions)

PERIOD-END BALANCES

	AS OF					JUNE 30, 2019 CHANGE			
	June 30, 2019	Mar 31, 2019	Dec 31, 2018	Sept 30, 2018	June 30, 2018	Mar 31, 2019		June 30, 2018	
						$	%	$	%
LOANS AND LEASES									
Commercial	$41,156	$41,497	$40,857	$39,770	$39,278	($341)	(1%)	$1,878	5%
Commercial real estate	13,123	13,372	13,023	12,630	12,528	(249)	(2)	595	5
Leases	2,684	2,820	2,903	3,005	3,082	(136)	(5)	(398)	(13)
Total commercial loans and leases	56,963	57,689	56,783	55,405	54,888	(726)	(1)	2,075	4
Residential mortgages	19,192	19,174	18,978	18,493	17,814	18	—	1,378	8
Home equity loans	938	1,006	1,073	1,131	1,211	(68)	(7)	(273)	(23)
Home equity lines of credit	12,266	12,394	12,710	12,863	13,014	(128)	(1)	(748)	(6)
Home equity loans serviced by others[1]	348	375	399	429	465	(27)	(7)	(117)	(25)
Home equity lines of credit serviced by others[1]	88	95	104	114	124	(7)	(7)	(36)	(29)
Automobile	12,000	11,992	12,106	12,255	12,517	8	—	(517)	(4)
Education	9,305	9,274	8,900	8,712	8,450	31	—	855	10
Credit card	2,046	1,982	1,991	1,911	1,877	64	3	169	9
Other retail	3,692	3,634	3,616	3,407	3,047	58	2	645	21
Total retail loans	59,875	59,926	59,877	59,315	58,519	(51)	—	1,356	2
Total loans and leases	$116,838	$117,615	$116,660	$114,720	$113,407	($777)	(1%)	$3,431	3%
Loans held for sale, at fair value	1,750	1,186	1,219	1,303	521	564	48	1,229	236
Other loans held for sale	455	66	101	27	189	389	NM	266	141
Loans and leases and loans held for sale	$119,043	$118,867	$117,980	$116,050	$114,117	$176	—%	$4,926	4%
DEPOSITS									
Demand	$28,192	$28,383	$29,458	$29,785	$29,439	($191)	(1%)	($1,247)	(4%)
Checking with interest	25,021	23,482	23,067	22,323	22,775	1,539	7	2,246	10
Regular savings	13,495	13,239	12,007	10,523	9,902	256	2	3,593	36
Money market accounts	35,329	35,972	35,701	35,613	36,139	(643)	(2)	(810)	(2)
Term deposits	21,967	22,840	19,342	18,831	18,818	(873)	(4)	3,149	17
Total deposits	$124,004	$123,916	$119,575	$117,075	$117,073	$88	—%	$6,931	6%

[1] Our Serviced by Others ("SBO") portfolio consists of purchased loans and lines of credit that were originally serviced by others.

7

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions)

AVERAGE BALANCES	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
						2Q19 Change						2019 Change	
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
						$	%	$	%			$	%
ASSETS													
Interest-bearing cash and due from banks and deposits in banks	$1,229	$1,497	$1,467	$1,604	$1,801	($268)	(18%)	($572)	(32%)	$1,362	$1,622	($260)	(16%)
Taxable investment securities	25,620	25,136	25,081	25,225	25,197	484	2	423	2	25,379	25,315	64	—
Non-taxable investment securities	5	5	5	6	6	—	—	(1)	(17)	5	6	(1)	(17)
Total investment securities	25,625	25,141	25,086	25,231	25,203	484	2	422	2	25,384	25,321	63	—
Investment securities and interest-bearing deposits	26,854	26,638	26,553	26,835	27,004	216	1	(150)	(1)	26,746	26,943	(197)	(1)
Commercial	41,755	41,562	40,472	39,592	39,399	193	—	2,356	6	41,659	38,683	2,976	8
Commercial real estate	13,379	13,272	12,900	12,656	12,071	107	1	1,308	11	13,325	11,812	1,513	13
Leases	2,745	2,873	2,938	3,028	3,073	(128)	(4)	(328)	(11)	2,809	3,093	(284)	(9)
Total commercial loans and leases	57,879	57,707	56,310	55,276	54,543	172	—	3,336	6	57,793	53,588	4,205	8
Residential mortgages	19,232	19,094	18,713	18,147	17,488	138	1	1,744	10	19,163	17,326	1,837	11
Home equity loans	971	1,039	1,101	1,168	1,252	(68)	(7)	(281)	(22)	1,005	1,297	(292)	(23)
Home equity lines of credit	12,332	12,552	12,790	12,925	13,112	(220)	(2)	(780)	(6)	12,441	13,232	(791)	(6)
Home equity loans serviced by others	359	385	411	444	480	(26)	(7)	(121)	(25)	372	500	(128)	(26)
Home equity lines of credit serviced by others	92	99	108	118	130	(7)	(7)	(38)	(29)	95	136	(41)	(30)
Automobile	11,984	12,070	12,179	12,379	12,657	(86)	(1)	(673)	(5)	12,026	12,835	(809)	(6)
Education	9,235	9,069	8,801	8,481	8,374	166	2	861	10	9,153	8,329	824	10
Credit cards	2,041	1,998	1,973	1,909	1,854	43	2	187	10	2,020	1,841	179	10
Other retail	3,658	3,636	3,507	3,124	2,966	22	1	692	23	3,648	2,906	742	26
Total retail loans	59,904	59,942	59,583	58,695	58,313	(38)	—	1,591	3	59,923	58,402	1,521	3
Total loans and leases	117,783	117,649	115,893	113,971	112,856	134	—	4,927	4	117,716	111,990	5,726	5
Loans held for sale, at fair value	1,528	1,035	1,245	1,228	470	493	48	1,058	225	1,283	445	838	188
Other loans held for sale	158	191	79	129	195	(33)	(17)	(37)	(19)	175	225	(50)	(22)
Total interest-earning assets	146,323	145,513	143,770	142,163	140,525	810	1	5,798	4	145,920	139,603	6,317	5
Allowance for loan and lease losses	(1,247)	(1,243)	(1,241)	(1,255)	(1,246)	(4)	—	(1)	—	(1,245)	(1,241)	(4)	—
Goodwill	7,040	7,018	6,946	6,926	6,887	22	—	153	2	7,029	6,887	142	2
Other noninterest-earning assets	9,373	9,127	8,257	7,790	7,087	246	3	2,286	32	9,251	7,144	2,107	29
TOTAL ASSETS	$161,489	$160,415	$157,732	$155,624	$153,253	$1,074	1%	$8,236	5%	$160,955	$152,393	$8,562	6%
LIABILITIES AND STOCKHOLDERS' EQUITY													
LIABILITIES													
Checking with interest	$23,919	$22,987	$21,792	$21,780	$22,185	$932	4%	$1,734	8%	$23,456	$21,927	$1,529	7%
Money market accounts	35,228	35,209	35,929	36,593	36,396	19	—	(1,168)	(3)	35,218	36,738	(1,520)	(4)
Regular savings	13,324	12,626	11,220	10,198	9,889	698	6	3,435	35	12,977	9,759	3,218	33
Term deposits	22,292	21,127	19,000	18,764	17,838	1,165	6	4,454	25	21,713	17,174	4,539	26
Total interest-bearing deposits	94,763	91,949	87,941	87,335	86,308	2,814	3	8,455	10	93,364	85,598	7,766	9
Federal funds purchased and securities sold under agreements to repurchase[1]	818	640	821	643	504	178	28	314	62	729	574	155	27
Other short-term borrowed funds[2]	45	58	341	748	191	(13)	(22)	(146)	(76)	52	388	(336)	(87)
Long-term borrowed funds[2]	12,386	14,736	15,573	14,284	14,880	(2,350)	(16)	(2,494)	(17)	13,555	14,662	(1,107)	(8)
Total borrowed funds	13,249	15,434	16,735	15,675	15,575	(2,185)	(14)	(2,326)	(15)	14,336	15,624	(1,288)	(8)
Total interest-bearing liabilities	108,012	107,383	104,676	103,010	101,883	629	1	6,129	6	107,700	101,222	6,478	6
Total demand deposits	28,389	28,465	29,824	29,703	28,834	(76)	—	(445)	(2)	28,426	28,690	(264)	(1)
Other liabilities	3,536	3,584	2,948	2,769	2,433	(48)	(1)	1,103	45	3,560	2,440	1,120	46
TOTAL LIABILITIES	139,937	139,432	137,448	135,482	133,150	505	—	6,787	5	139,686	132,352	7,334	6
STOCKHOLDERS' EQUITY	21,552	20,983	20,284	20,142	20,103	569	3	1,449	7	21,269	20,041	1,228	6
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$161,489	$160,415	$157,732	$155,624	$153,253	$1,074	1%	$8,236	5%	$160,955	$152,393	$8,562	6%
Memo: Total loans and leases, including loans held for sale	$119,469	$118,875	$117,217	$115,328	$113,521	$594	—%	$5,948	5%	$119,174	$112,660	$6,514	6%
Total deposits (interest-bearing and demand)	$123,152	$120,414	$117,765	$117,038	$115,142	$2,738	2%	$8,010	7%	$121,790	$114,288	$7,502	7%
Total average tangible common equity	$13,670	$13,233	$12,907	$13,011	$13,200	$437	3%	$470	4%	$13,453	$13,199	$254	2%

[1] Balances are net of certain short-term receivables associated with reverse repurchase agreements.
[2] Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

8

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED
(in millions, except rates)

AVERAGE ANNUALIZED YIELDS AND RATES	QUARTERLY TRENDS										FOR THE SIX MONTHS ENDED JUNE 30,			
	2Q19		1Q19		4Q18		3Q18		2Q18		2019		2018	
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS														
Interest-bearing deposits in banks	2.16%	$7	2.19%	$8	2.05%	$8	1.85%	$7	1.77%	$8	2.18%	$15	1.70%	$14
Taxable investment securities	2.56	164	2.64	166	2.73	172	2.65	167	2.62	165	2.60	330	2.63	333
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—
Total investment securities	2.56	164	2.64	166	2.73	172	2.65	167	2.62	165	2.60	330	2.63	333
Investment securities and interest-bearing deposits		171		174		180		174		173		345		347
Commercial	4.45	471	4.43	460	4.25	440	4.14	419	4.07	405	4.44	931	3.92	762
Commercial real estate	4.91	166	4.98	165	4.77	157	4.56	147	4.39	134	4.94	331	4.25	253
Leases	2.89	19	2.85	21	2.81	20	2.74	21	2.69	21	2.87	40	2.65	41
Total commercial loans and leases	4.48	656	4.48	646	4.30	617	4.16	587	4.06	560	4.48	1,302	3.92	1,056
Residential mortgages	3.65	176	3.67	175	3.67	171	3.62	164	3.57	156	3.66	351	3.56	309
Home equity loans	6.01	14	6.05	16	6.09	17	5.93	18	5.91	18	6.03	30	5.83	37
Home equity lines of credit	5.15	158	5.13	159	4.91	158	4.66	152	4.40	144	5.14	317	4.30	282
Home equity loans serviced by others	7.67	7	7.75	7	7.48	8	7.45	8	7.23	9	7.71	14	7.28	18
Home equity lines of credit serviced by others	5.27	1	4.97	1	4.56	1	4.89	2	3.62	1	5.11	2	3.81	2
Automobile	4.19	125	4.04	120	3.90	119	3.74	117	3.60	113	4.12	245	3.53	225
Education	5.97	137	5.99	134	5.87	130	5.78	124	5.71	119	5.98	271	5.65	233
Credit cards	10.26	52	10.76	53	10.51	52	10.77	52	10.74	50	10.51	105	10.72	98
Other retail	7.11	66	7.83	70	8.17	74	8.10	63	8.10	60	7.47	136	8.04	116
Total retail loans	4.92	736	4.96	735	4.87	730	4.73	700	4.61	670	4.94	1,471	4.55	1,320
Total loans and leases	4.71	1,392	4.72	1,381	4.59	1,347	4.46	1,287	4.34	1,230	4.72	2,773	4.25	2,376
Loans held for sale, at fair value	3.93	15	4.35	11	4.59	14	4.49	14	4.15	5	4.09	26	4.01	9
Other loans held for sale	5.67	2	7.03	4	5.13	1	6.44	2	6.38	3	6.41	6	6.29	7
Total interest-earning assets	4.30	1,580	4.34	1,570	4.24	1,542	4.11	1,477	4.00	1,411	4.32	3,150	3.93	2,739
INTEREST-BEARING LIABILITIES														
Checking with interest	0.96	57	0.91	52	0.75	42	0.67	36	0.61	34	0.94	109	0.55	60
Money market accounts	1.30	114	1.26	110	1.14	104	1.03	95	0.87	79	1.28	224	0.79	144
Regular savings	0.62	21	0.56	17	0.35	10	0.12	3	0.05	1	0.59	38	0.05	2
Term deposits	2.09	116	2.08	108	1.88	89	1.68	80	1.50	67	2.08	224	1.41	120
Total interest-bearing deposits	1.30	308	1.27	287	1.10	245	0.98	214	0.84	181	1.28	595	0.77	326
Federal funds purchased and securities sold under agreements to repurchase[1]	1.76	3	1.24	2	1.27	2	0.93	2	0.73	1	1.54	5	0.70	2
Other short-term borrowed funds[2]	2.66	1	2.75	—	2.58	2	2.27	4	1.90	1	2.71	1	1.73	3
Long-term borrowed funds[2]	3.30	102	3.27	121	3.07	121	3.01	109	2.86	107	3.28	223	2.66	196
Total borrowed funds	3.20	106	3.18	123	2.98	125	2.90	115	2.78	109	3.19	229	2.57	201
Total interest-bearing liabilities	1.54	414	1.54	410	1.40	370	1.27	329	1.14	290	1.54	824	1.05	527
INTEREST RATE SPREAD	2.77		2.80		2.84		2.84		2.87		2.78		2.88	
NET INTEREST MARGIN AND NET INTEREST INCOME[3]	**3.20%**	$1,166	**3.23%**	$1,160	**3.23%**	$1,172	**3.20%**	$1,148	**3.20%**	$1,121	**3.22%**	$2,326	**3.20%**	$2,212
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[4]	**3.21%**	$1,172	**3.25%**	$1,166	**3.25%**	$1,177	**3.22%**	$1,154	**3.22%**	$1,127	**3.23%**	$2,338	**3.21%**	$2,223
Memo: Total deposit costs	1.00%	$308	0.97%	$287	0.82%	$245	0.73%	$214	0.63%	$181	0.98%	$595	0.57%	$326

[1] Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

[2] Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

[3] Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

[4] Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. In the fully taxable-equivalent presentation of net interest income and net interest margin, interest income on tax-exempt assets is increased to make it fully equivalent to interest income earned on taxable assets. The FTE impact is predominantly attributable to commercial loans for the periods presented.

9

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING
(in millions, except ratio data)

	SECOND QUARTER 2019				FIRST QUARTER 2019				CHANGE	
									2Q19 from 1Q19	
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$799	$371	($4)	$1,166	$788	$372	$—	$1,160	$6	1%
Noninterest income	277	149	36	462	247	150	31	428	34	8
Total revenue	1,076	520	32	1,628	1,035	522	31	1,588	40	3
Noninterest expense	715	217	19	951	700	209	28	937	14	1
Profit before provision for credit losses	361	303	13	677	335	313	3	651	26	4
Provision for credit losses	78	25	(6)	97	67	21	(3)	85	12	14
Income before income tax expense (benefit)	283	278	19	580	268	292	6	566	14	2
Income tax expense (benefit)	70	62	(5)	127	66	65	(4)	127	—	—
Net income	$213	$216	$24	$453	$202	$227	$10	$439	$14	3%
AVERAGE BALANCES										
Total assets	$65,485	$56,135	$39,869	$161,489	$65,007	$55,630	$39,778	$160,415	$1,074	1%
Total loans and leases[2]	62,678	54,653	2,138	119,469	62,163	54,436	2,276	118,875	594	—
Deposits	85,660	30,273	7,219	123,152	82,569	29,823	8,022	120,414	2,738	2
Interest-earning assets	62,731	54,950	28,642	146,323	62,216	54,724	28,573	145,513	810	1
KEY METRICS										
Net interest margin	5.11%	2.71%	NM	3.20%	5.14%	2.76%	NM	3.23%	(3) bps	
Efficiency ratio	66.43	41.58	NM	58.41	67.62	40.11	NM	59.00	(59) bps	
Loans-to-deposits ratio (period-end balances)	71.13	173.48	NM	94.22	71.17	180.53	NM	94.92	(70) bps	
Loans-to-deposits ratio (average balances)	71.57	179.49	NM	95.64	74.27	181.23	NM	97.70	(206) bps	
Return on average total tangible assets	1.31	1.54	NM	1.17	1.26	1.66	NM	1.16	1 bps	

[1] Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2] Includes loans held for sale.

10

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED
(in millions, except ratio data)

	SECOND QUARTER 2019				SECOND QUARTER 2018				CHANGE	
									2Q19 from 2Q18	
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$799	$371	($4)	$1,166	$759	$376	($14)	$1,121	$45	4%
Noninterest income	277	149	36	462	228	140	20	388	74	19
Total revenue	1,076	520	32	1,628	987	516	6	1,509	119	8
Noninterest expense	715	217	19	951	658	200	17	875	76	9
Profit (loss) before provision for credit losses	361	303	13	677	329	316	(11)	634	43	7
Provision for credit losses	78	25	(6)	97	66	9	10	85	12	14
Income (loss) before income tax expense (benefit)	283	278	19	580	263	307	(21)	549	31	6
Income tax expense (benefit)	70	62	(5)	127	66	70	(12)	124	3	2
Net income (loss)	$213	$216	$24	$453	$197	$237	($9)	$425	$28	7%
AVERAGE BALANCES										
Total assets	$65,485	$56,135	$39,869	$161,489	$61,232	$52,170	$39,851	$153,253	$8,236	5%
Total loans and leases[2]	62,678	54,653	2,138	119,469	59,830	51,202	2,489	113,521	5,948	5
Deposits	85,660	30,273	7,219	123,152	77,402	30,214	7,526	115,142	8,010	7
Interest-earning assets	62,731	54,950	28,642	146,323	59,880	51,404	29,241	140,525	5,798	4
KEY METRICS										
Net interest margin[3]	5.11%	2.71%	NM	3.20%	5.08%	2.93%	NM	3.20%	— bps	
Efficiency ratio	66.43	41.58	NM	58.41	66.68	38.80	NM	57.95	46 bps	
Loans-to-deposits ratio (period-end balances)[4]	71.13	173.48	NM	94.22	76.56	167.02	NM	96.87	(265) bps	
Loans-to-deposits ratio (average balances)[4]	71.57	179.49	NM	95.64	76.92	168.23	NM	98.01	(237) bps	
Return on average total tangible assets	1.31	1.54	NM	1.17	1.29	1.82	NM	1.16	1 bps	

[1] Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2] Includes loans held for sale.

[3] Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

[4] Beginning in the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

11

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED
(in millions, except ratio data)

	FOR THE SIX MONTHS ENDED JUNE 30, 2019				FOR THE SIX MONTHS ENDED JUNE 30, 2018				CHANGE	
									2019 from 2018	
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$1,587	$743	($4)	$2,326	$1,492	$733	($13)	$2,212	$114	5%
Noninterest income	524	299	67	890	450	265	44	759	131	17
Total revenue	2,111	1,042	63	3,216	1,942	998	31	2,971	245	8
Noninterest expense	1,415	426	47	1,888	1,314	408	36	1,758	130	7
Profit (loss) before provision for credit losses	696	616	16	1,328	628	590	(5)	1,213	115	9
Provision for credit losses	145	46	(9)	182	138	5	20	163	19	12
Income (loss) before income tax expense (benefit)	551	570	25	1,146	490	585	(25)	1,050	96	9
Income tax expense (benefit)	136	127	(9)	254	123	133	(19)	237	17	7
Net income (loss)	$415	$443	$34	$892	$367	$452	($6)	$813	$79	10%
AVERAGE BALANCES										
Total assets	$65,247	$55,884	$39,824	$160,955	$61,290	$51,286	$39,817	$152,393	$8,562	6%
Total loans and leases[2]	62,422	54,545	2,207	119,174	59,886	50,249	2,525	112,660	6,514	6
Deposits	84,123	30,050	7,617	121,790	76,414	30,488	7,386	114,288	7,502	7
Interest-earning assets	62,475	54,838	28,607	145,920	59,937	50,447	29,219	139,603	6,317	5
KEY METRICS										
Net interest margin[3]	5.12%	2.73%	NM	3.22%	5.02%	2.93%	NM	3.20%	2 bps	
Efficiency ratio	67.01	40.84	NM	58.70	67.68	40.86	NM	59.17	(47) bps	
Loans-to-deposits ratio (period-end balances)[4]	71.13	173.48	NM	94.22	76.56	167.02	NM	96.87	(265) bps	
Loans-to-deposits ratio (average balances)[4]	72.89	180.35	NM	96.65	78.01	163.52	NM	97.99	(134) bps	
Return on average total tangible assets	1.29	1.60	NM	1.17	1.21	1.78	NM	1.12	5 bps	

[1] Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.
[2] Includes loans held for sale.
[3] Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.
[4] Beginning in the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

12

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(in millions, except ratio data)

CONSUMER BANKING	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
						2Q19 Change						2019 Change	
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$799	$788	$796	$776	$759	$11	1%	$40	5%	$1,587	$1,492	$95	6%
Noninterest income	277	247	265	258	228	30	12	49	21	524	450	74	16
Total revenue	1,076	1,035	1,061	1,034	987	41	4	89	9	2,111	1,942	169	9
Noninterest expense	715	700	723	686	658	15	2	57	9	1,415	1,314	101	8
Profit before provision for credit losses	361	335	338	348	329	26	8	32	10	696	628	68	11
Provision for credit losses	78	67	80	71	66	11	16	12	18	145	138	7	5
Income before income tax expense	283	268	258	277	263	15	6	20	8	551	490	61	12
Income tax expense	70	66	65	70	66	4	6	4	6	136	123	13	11
Net income	$213	$202	$193	$207	$197	$11	5%	$16	8%	$415	$367	$48	13%
AVERAGE BALANCES													
Total assets	$65,485	$65,007	$64,187	$62,974	$61,232	$478	1%	$4,253	7%	$65,247	$61,290	$3,957	6%
Total loans and leases[1]	62,678	62,163	61,920	61,045	59,830	515	1	2,848	5	62,422	59,886	2,536	4
Deposits	85,660	82,569	79,174	78,128	77,402	3,091	4	8,258	11	84,123	76,414	7,709	10
Interest-earning assets	62,731	62,216	61,975	61,097	59,880	515	1	2,851	5	62,475	59,937	2,538	4
KEY METRICS													
Net interest margin	5.11%	5.14%	5.09%	5.04%	5.08%	(3) bps		3 bps		5.12%	5.02%	10 bps	
Efficiency ratio	66.43	67.62	68.22	66.29	66.68	(119) bps		(25) bps		67.01	67.68	(67) bps	
Loans-to-deposits ratio (period-end balances)[2]	71.13	71.17	76.02	77.15	76.56	(4) bps		(543) bps		71.13	76.56	(543) bps	
Loans-to-deposits ratio (average balances)[2]	71.57	74.27	76.91	76.79	76.92	(270) bps		(535) bps		72.89	78.01	(512) bps	
Return on average total tangible assets	1.31	1.26	1.19	1.31	1.29	5 bps		2 bps		1.29	1.21	8 bps	

[1] Includes loans held for sale.

[2] Beginning in the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

13

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
						2Q19 Change						2019 Change	
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
						$/bps	%	$/bps	%			$/bps	%
MORTGAGE BANKING FEES[1]													
Production revenue	$49	$31	$28	$31	$18	$18	58%	$31	172%	$80	$33	$47	142%
Mortgage servicing revenue	9	14	21	16	9	(5)	(36)	—	—	23	16	7	44
MSR valuation changes, net of hedge impact	4	(2)	2	2	—	6	NM	4	100	2	3	(1)	(33)
Total mortgage banking fees	$62	$43	$51	$49	$27	$19	44%	$35	130%	$105	$52	$53	102%
Gain on sale of secondary originations[1]	1.13%	1.28%	0.82%	0.96%	2.24%	(15) bps		(111) bps		1.18%	2.21%	(103) bps	
RESIDENTIAL REAL ESTATE ORIGINATIONS[1]													
Retail	$2,115	$1,313	$1,693	$1,939	$1,729	$802	61%	$386	22%	$3,428	$3,096	$332	11%
Third Party	3,921	2,260	2,880	2,178	—	1,661	73	3,921	100	6,181	—	6,181	100
Total	$6,036	$3,573	$4,573	$4,117	$1,729	$2,463	69%	$4,307	249%	$9,609	$3,096	$6,513	210%
Originated for sale	81%	81%	80%	74%	42%	— bps		3,900 bps		81%	44%	3,700 bps	
Originated for investment	19	19	20	26	58	— bps		(3,900) bps		19	56	(3,700) bps	
Total	100%	100%	100%	100%	100%					100%	100%		
MORTGAGE SERVICING INFORMATION (UPB)[1]													
Loans serviced for others	$72,518	$70,847	$69,593	$67,520	$21,589	$1,671	2%	$50,929	236%	$72,518	$21,589	$50,929	236%
Owned loans serviced	19,258	18,437	18,298	17,709	16,553	821	4	2,705	16	19,258	16,553	2,705	16
Total	$91,776	$89,284	$87,891	$85,229	$38,142	$2,492	3%	$53,634	141%	$91,776	$38,142	$53,634	141%
MSR CARRYING VALUE[1]													
MSR at fair value	$531	$563	$600	$612	$—	($32)	(6%)	$531	100%	$531	$—	$531	100%
MSR at lower of cost or market	189	212	221	219	217	(23)	(11)	(28)	(13)	189	217	(28)	(13)
Total	$720	$775	$821	$831	$217	($55)	(7%)	$503	232%	$720	$217	$503	232%

[1] Beginning in the third quarter of 2018, results reflect the impact of the August 1, 2018 Franklin American Mortgage Company acquisition.

14

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(in millions, except ratio data)

COMMERCIAL BANKING	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
						2Q19 Change						2019 Change	
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$371	$372	$384	$380	$376	($1)	—%	($5)	(1%)	$743	$733	$10	1%
Noninterest income	149	150	140	140	140	(1)	(1)	9	6	299	265	34	13
Total revenue	520	522	524	520	516	(2)	—	4	1	1,042	998	44	4
Noninterest expense	217	209	203	202	200	8	4	17	9	426	408	18	4
Profit before provision for credit losses	303	313	321	318	316	(10)	(3)	(13)	(4)	616	590	26	4
Provision for credit losses	25	21	7	14	9	4	19	16	178	46	5	41	NM
Income before income tax expense	278	292	314	304	307	(14)	(5)	(29)	(9)	570	585	(15)	(3)
Income tax expense	62	65	73	70	70	(3)	(5)	(8)	(11)	127	133	(6)	(5)
Net income	$216	$227	$241	$234	$237	($11)	(5%)	($21)	(9%)	$443	$452	($9)	(2%)
AVERAGE BALANCES													
Total assets	$56,135	$55,630	$53,970	$52,871	$52,170	$505	1%	$3,965	8%	$55,884	$51,286	$4,598	9%
Total loans and leases[1]	54,653	54,436	52,963	51,881	51,202	217	—	3,451	7	54,545	50,249	4,296	9
Deposits	30,273	29,823	30,608	31,224	30,214	450	2	59	—	30,050	30,488	(438)	(1)
Interest-earning assets	54,950	54,724	53,221	52,137	51,404	226	—	3,546	7	54,838	50,447	4,391	9
KEY METRICS													
Net interest margin	2.71%	2.76%	2.86%	2.89%	2.93%	(5) bps		(22) bps		2.73%	2.93%	(20) bps	
Efficiency ratio	41.58	40.11	38.73	38.83	38.80	147 bps		278 bps		40.84	40.86	(2) bps	
Loans-to-deposits ratio (period-end balances)[2]	173.48	180.53	172.27	169.64	167.02	(705) bps		646 bps		173.48	167.02	646 bps	
Loans-to-deposits ratio (average balances)[2]	179.49	181.23	172.07	165.17	168.23	(174) bps		1,126 bps		180.35	163.52	1,683 bps	
Return on average total tangible assets	1.54	1.66	1.78	1.75	1.82	(12) bps		(28) bps		1.60	1.78	(18) bps	

[1] Includes loans held for sale.

[2] Beginning in the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

15

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(in millions)

OTHER[1]	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
						2Q19 Change						2019 Change	
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
						$	%	$	%			$	%
Net interest income	($4)	$—	($8)	($8)	($14)	($4)	(100%)	$10	71%	($4)	($13)	$9	69%
Noninterest income	36	31	16	18	20	5	16	16	80	67	44	23	52
Total revenue	32	31	8	10	6	1	3	26	NM	63	31	32	103
Noninterest expense	19	28	25	22	17	(9)	(32)	2	12	47	36	11	31
Profit (loss) before provision for credit losses	13	3	(17)	(12)	(11)	10	NM	24	NM	16	(5)	21	NM
Provision for credit losses	(6)	(3)	(2)	(7)	10	(3)	(100)	(16)	NM	(9)	20	(29)	NM
Income (loss) before income tax benefit	19	6	(15)	(5)	(21)	13	217	40	NM	25	(25)	50	NM
Income tax benefit	(5)	(4)	(46)	(7)	(12)	(1)	(25)	7	58	(9)	(19)	10	53
Net income (loss)	$24	$10	$31	$2	($9)	$14	140%	$33	NM	$34	($6)	$40	NM
AVERAGE BALANCES													
Total assets	$39,869	$39,778	$39,575	$39,779	$39,851	$91	—%	$18	—%	$39,824	$39,817	$7	—%
Total loans and leases[2]	2,138	2,276	2,334	2,402	2,489	(138)	(6)	(351)	(14)	2,207	2,525	(318)	(13)
Deposits	7,219	8,022	7,983	7,686	7,526	(803)	(10)	(307)	(4)	7,617	7,386	231	3
Interest-earning assets	28,642	28,573	28,574	28,929	29,241	69	—	(599)	(2)	28,607	29,219	(612)	(2)

[1] Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2] Includes loans held for sale.

16

CREDIT-RELATED INFORMATION (in millions, except ratio data) AS OF JUNE 30, 2019 CHANGE June 30, 2019 Mar 31, 2019 Dec 31, 2018 Sept 30, 2018 June 30, 2018 Mar 31, 2019 June 30, 2018 $/bps % $/bps % NONPERFORMING ASSETS Commercial $198 $208 $194 $228 $249 ($10) (5%) ($51) (20%) Commercial real estate 4 4 7 30 31 — — (27) (87) Leases 17 — — — — 17 100 17 100 Total commercial loans and leases 219 212 201 258 280 7 3 (61) (22) Residential mortgages 141 138 136 136 119 3 2 22 18 Home equity loans 38 42 50 53 59 (4) (10) (21) (36) Home equity lines of credit 210 217 231 221 225 (7) (3) (15) (7) Home equity loans serviced by others 16 15 17 19 19 1 7 (3) (16) Home equity lines of credit serviced by others 14 14 15 16 17 — — (3) (18) Automobile 62 70 81 67 62 (8) (11) — — Education 40 43 38 38 40 (3) (7) — — Credit card 20 22 20 17 17 (2) (9) 3 18 Other retail 10 7 8 7 7 3 43 3 43 Total retail loans 551 568 596 574 565 (17) (3) (14) (2) Nonperforming loans and leases 770 780 797 832 845 (10) (1) (75) (9) Other nonperforming assets - Retail 32 34 34 31 29 (2) (6) 3 10 Nonperforming assets $802 $814 $831 $863 $874 ($12) (1%) ($72) (8%) NONPERFORMING ASSETS BY PRODUCT Commercial $219 $212 $201 $258 $280 $7 3% ($61) (22%) Retail 583 602 630 605 594 (19) (3) (11) (2) Total nonperforming assets $802 $814 $831 $863 $874 ($12) (1%) ($72) (8%) ASSET QUALITY RATIOS Allowance for loan and lease losses to loans and leases 1.05% 1.06% 1.06% 1.08% 1.10% (1) bps (5) bps Allowance for loan and lease losses to nonperforming loans and leases 159.43 159.68 155.99 149.29 148.20 (25) bps NM Nonperforming loans and leases to loans and leases 0.66 0.66 0.68 0.73 0.75 — bps (9) bps Nonperforming assets to total assets 0.49 0.50 0.52 0.54 0.56 (1) bps (7) bps 17CREDIT-RELATED INFORMATION (in millions, except ratio data) AS OF JUNE 30, 2019 CHANGE June 30, 2019 Mar 31, 2019 Dec 31, 2018 Sept 30, 2018 June 30, 2018 Mar 31, 2019 June 30, 2018 $/bps % $/bps % NONPERFORMING ASSETS Commercial $198 $208 $194 $228 $249 ($10) (5%) ($51) (20%) Commercial real estate 4 4 7 30 31 — — (27) (87) Leases 17 — — — — 17 100 17 100 Total commercial loans and leases 219 212 201 258 280 7 3 (61) (22) Residential mortgages 141 138 136 136 119 3 2 22 18 Home equity loans 38 42 50 53 59 (4) (10) (21) (36) Home equity lines of credit 210 217 231 221 225 (7) (3) (15) (7) Home equity loans serviced by others 16 15 17 19 19 1 7 (3) (16) Home equity lines of credit serviced by others 14 14 15 16 17 — — (3) (18) Automobile 62 70 81 67 62 (8) (11) — — Education 40 43 38 38 40 (3) (7) — — Credit card 20 22 20 17 17 (2) (9) 3 18 Other retail 10 7 8 7 7 3 43 3 43 Total retail loans 551 568 596 574 565 (17) (3) (14) (2) Nonperforming loans and leases 770 780 797 832 845 (10) (1) (75) (9) Other nonperforming assets - Retail 32 34 34 31 29 (2) (6) 3 10 Nonperforming assets $802 $814 $831 $863 $874 ($12) (1%) ($72) (8%) NONPERFORMING ASSETS BY PRODUCT Commercial $219 $212 $201 $258 $280 $7 3% ($61) (22%) Retail 583 602 630 605 594 (19) (3) (11) (2) Total nonperforming assets $802 $814 $831 $863 $874 ($12) (1%) ($72) (8%) ASSET QUALITY RATIOS Allowance for loan and lease losses to loans and leases 1.05% 1.06% 1.06% 1.08% 1.10% (1) bps (5) bps Allowance for loan and lease losses to nonperforming loans and leases 159.43 159.68 155.99 149.29 148.20 (25) bps NM Nonperforming loans and leases to loans and leases 0.66 0.66 0.68 0.73 0.75 — bps (9) bps Nonperforming assets to total assets 0.49 0.50 0.52 0.54 0.56 (1) bps (7) bps 17

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
						2Q19 Change						2019 Change	
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS													
GROSS CHARGE-OFFS													
Commercial	$40	$3	$17	$14	$14	$37	NM	$26	186%	$43	$17	$26	153%
Commercial real estate	—	20	—	4	—	(20)	(100)	—	—	20	—	20	100
Leases	5	3	—	—	—	2	67	5	100	8	—	8	100
Total commercial loans and leases	45	26	17	18	14	19	73	31	221	71	17	54	NM
Residential mortgages	2	2	2	2	2	—	—	—	—	4	4	—	—
Home equity loans	3	1	1	1	1	2	200	2	200	4	4	—	—
Home equity lines of credit	7	5	6	6	7	2	40	—	—	12	14	(2)	(14)
Home equity loans serviced by others	1	1	3	1	2	—	—	(1)	(50)	2	5	(3)	(60)
Home equity lines of credit serviced by others	—	—	1	1	1	—	—	(1)	(100)	—	2	(2)	(100)
Automobile	30	38	37	39	36	(8)	(21)	(6)	(17)	68	82	(14)	(17)
Education	18	16	17	17	19	2	13	(1)	(5)	34	34	—	—
Credit card	21	19	17	17	18	2	11	3	17	40	34	6	18
Other retail	29	30	30	25	20	(1)	(3)	9	45	59	40	19	48
Total retail loans	111	112	114	109	106	(1)	(1)	5	5	223	219	4	2
Total gross charge-offs	$156	$138	$131	$127	$120	$18	13%	$36	30%	$294	$236	$58	25%
GROSS RECOVERIES													
Commercial	$12	$2	$6	$2	$2	$10	NM	$10	NM	$14	$7	$7	100%
Commercial real estate	—	—	3	—	—	—	—	—	—	—	1	(1)	(100)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—
Total commercial loans and leases	12	2	9	2	2	10	NM	10	NM	14	8	6	75
Residential mortgages	2	5	1	1	1	(3)	(60)	1	100	7	3	4	133
Home equity loans	2	4	2	2	4	(2)	(50)	(2)	(50)	6	7	(1)	(14)
Home equity lines of credit	4	9	4	4	4	(5)	(56)	—	—	13	8	5	63
Home equity loans serviced by others	3	3	4	4	3	—	—	—	—	6	7	(1)	(14)
Home equity lines of credit serviced by others	1	1	2	2	2	—	—	(1)	(50)	2	3	(1)	(33)
Automobile	16	15	15	16	18	1	7	(2)	(11)	31	36	(5)	(14)
Education	4	4	4	4	4	—	—	—	—	8	8	—	—
Credit card	2	2	2	2	3	—	—	(1)	(33)	4	4	—	—
Other retail	4	4	3	4	3	—	—	1	33	8	6	2	33
Total retail loans	38	47	37	39	42	(9)	(19)	(4)	(10)	85	82	3	4
Total gross recoveries	$50	$49	$46	$41	$44	$1	2%	$6	14%	$99	$90	$9	10%
NET CHARGE-OFFS (RECOVERIES)													
Commercial	$28	$1	$11	$12	$12	$27	NM	$16	133%	$29	$10	$19	190%
Commercial real estate	—	20	(3)	4	—	(20)	(100)	—	—	20	(1)	21	NM
Leases	5	3	—	—	—	2	67	5	100	8	—	8	100
Total commercial loans and leases	33	24	8	16	12	9	38	21	175	57	9	48	NM
Residential mortgages	—	(3)	1	1	1	3	100	(1)	(100)	(3)	1	(4)	NM
Home equity loans	1	(3)	(1)	(1)	(3)	4	NM	4	NM	(2)	(3)	1	33
Home equity lines of credit	3	(4)	2	2	3	7	NM	—	—	(1)	6	(7)	NM
Home equity loans serviced by others	(2)	(2)	(1)	(3)	(1)	—	—	(1)	(100)	(4)	(2)	(2)	(100)
Home equity lines of credit serviced by others	(1)	(1)	(1)	(1)	(1)	—	—	—	—	(2)	(1)	(1)	(100)
Automobile	14	23	22	23	18	(9)	(39)	(4)	(22)	37	46	(9)	(20)
Education	14	12	13	13	15	2	17	(1)	(7)	26	26	—	—
Credit card	19	17	15	15	15	2	12	4	27	36	30	6	20
Other retail	25	26	27	21	17	(1)	(4)	8	47	51	34	17	50
Total retail loans	73	65	77	70	64	8	12	9	14	138	137	1	1
Total net charge-offs (recoveries)	$106	$89	$85	$86	$76	$17	19%	$30	39%	$195	$146	$49	34%

18

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except rates)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
						2Q19 Change						2019 Change	
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
						$/bps	%	$/bps	%			$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES													
Commercial	0.27%	0.01%	0.11%	0.13%	0.12%	26 bps		15 bps		0.14%	0.05%	9 bps	
Commercial real estate	—	0.62	(0.11)	0.11	—	(62) bps		— bps		0.30	(0.01)	31 bps	
Leases	0.72	0.42	—	—	—	30 bps		72 bps		0.56	—	56 bps	
Total commercial loans and leases	0.23	0.17	0.05	0.12	0.09	6 bps		14 bps		0.20	0.03	17 bps	
Residential mortgages	0.01	(0.07)	0.01	0.02	0.02	8 bps		(1) bps		(0.03)	0.01	(4) bps	
Home equity loans	0.33	(1.32)	(0.21)	(0.50)	(0.71)	165 bps		104 bps		(0.52)	(0.33)	(19) bps	
Home equity lines of credit	0.07	(0.11)	0.07	0.04	0.10	18 bps		(3) bps		(0.02)	0.10	(12) bps	
Home equity loans serviced by others	(2.26)	(1.70)	(1.45)	(2.03)	(1.53)	(56) bps		(73) bps		(1.97)	(1.06)	(91) bps	
Home equity lines of credit serviced by others	(3.07)	(2.52)	(3.87)	(4.97)	(3.33)	(55) bps		26 bps		(2.79)	(1.44)	(135) bps	
Automobile	0.49	0.77	0.71	0.76	0.57	(28) bps		(8) bps		0.62	0.72	(10) bps	
Education	0.62	0.51	0.59	0.61	0.72	11 bps		(10) bps		0.57	0.63	(6) bps	
Credit card	3.71	3.33	3.09	3.06	3.36	38 bps		35 bps		3.52	3.29	23 bps	
Other retail	2.78	2.91	3.07	2.64	2.31	(13) bps		47 bps		2.85	2.35	50 bps	
Total retail loans	0.49	0.44	0.51	0.47	0.44	5 bps		5 bps		0.47	0.47	— bps	
Total loans and leases	**0.36%**	**0.31%**	**0.29%**	**0.30%**	**0.27%**	5 bps		9 bps		**0.33%**	**0.26%**	7 bps	
Memo: Average loans													
Commercial	$41,755	$41,562	$40,472	$39,592	$39,399	$193	—%	$2,356	6%	$41,659	$38,683	$2,976	8%
Commercial real estate	13,379	13,272	12,900	12,656	12,071	107	1	1,308	11	13,325	11,812	1,513	13
Leases	2,745	2,873	2,938	3,028	3,073	(128)	(4)	(328)	(11)	2,809	3,093	(284)	(9)
Total commercial loans and leases	57,879	57,707	56,310	55,276	54,543	172	—	3,336	6	57,793	53,588	4,205	8
Residential mortgages	19,232	19,094	18,713	18,147	17,488	138	1	1,744	10	19,163	17,326	1,837	11
Home equity loans	971	1,039	1,101	1,168	1,252	(68)	(7)	(281)	(22)	1,005	1,297	(292)	(23)
Home equity lines of credit	12,332	12,552	12,790	12,925	13,112	(220)	(2)	(780)	(6)	12,441	13,232	(791)	(6)
Home equity loans serviced by others	359	385	411	444	480	(26)	(7)	(121)	(25)	372	500	(128)	(26)
Home equity lines of credit serviced by others	92	99	108	118	130	(7)	(7)	(38)	(29)	95	136	(41)	(30)
Automobile	11,984	12,070	12,179	12,379	12,657	(86)	(1)	(673)	(5)	12,026	12,835	(809)	(6)
Education	9,235	9,069	8,801	8,481	8,374	166	2	861	10	9,153	8,329	824	10
Credit card	2,041	1,998	1,973	1,909	1,854	43	2	187	10	2,020	1,841	179	10
Other retail	3,658	3,636	3,507	3,124	2,966	22	1	692	23	3,648	2,906	742	26
Total retail loans	59,904	59,942	59,583	58,695	58,313	(38)	—	1,591	3	59,923	58,402	1,521	3
Total loans and leases	**$117,783**	**$117,649**	**$115,893**	**$113,971**	**$112,856**	$134	—%	$4,927	4%	**$117,716**	**$111,990**	$5,726	5%

19

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
						2Q19 Change						2019 Change	
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES													
Allowance for loan and lease losses - beginning	$1,245	$1,242	$1,242	$1,253	$1,246	$3	—%	($1)	—%	$1,242	$1,236	$6	—%
Charge-offs:													
Commercial	45	26	17	18	14	19	73	31	221	71	17	54	NM
Retail	111	112	114	109	106	(1)	(1)	5	5	223	219	4	2
Total charge-offs	156	138	131	127	120	18	13	36	30	294	236	58	25
Recoveries:													
Commercial	12	2	9	2	2	10	NM	10	NM	14	8	6	75
Retail	38	47	37	39	42	(9)	(19)	(4)	(10)	85	82	3	4
Total recoveries	50	49	46	41	44	1	2	6	14	99	90	9	10
Net charge-offs	106	89	85	86	76	17	19	30	39	195	146	49	34
Provision for loan and lease losses:													
Commercial	22	25	(9)	8	16	(3)	(12)	6	38	47	39	8	21
Retail	66	67	94	67	67	(1)	(1)	(1)	(1)	133	124	9	7
Total provision for loan and lease losses	88	92	85	75	83	(4)	(4)	5	6	180	163	17	10
Allowance for loan and lease losses - ending	$1,227	$1,245	$1,242	$1,242	$1,253	($18)	(1%)	($26)	(2%)	$1,227	$1,253	($26)	(2%)
Reserve for unfunded lending commitments - beginning	$84	$91	$91	$88	$86	($7)	(8%)	($2)	(2%)	$91	$88	$3	3%
Provision for unfunded lending commitments	9	(7)	—	3	2	16	NM	7	NM	2	—	2	100
Reserve for unfunded lending commitments - ending	$93	$84	$91	$91	$88	$9	11%	$5	6%	$93	$88	$5	6%
Total allowance for credit losses - ending	$1,320	$1,329	$1,333	$1,333	$1,341	($9)	(1%)	($21)	(2%)	$1,320	$1,341	($21)	(2%)
Memo: Total allowance for credit losses by product													
Commercial	$773	$775	$781	$798	$803	($2)	—%	($30)	(4%)	$773	$803	($30)	(4%)
Retail	547	554	552	535	538	(7)	(1)	9	2	547	538	9	2
Total allowance for credit losses	$1,320	$1,329	$1,333	$1,333	$1,341	($9)	(1%)	($21)	(2%)	$1,320	$1,341	($21)	(2%)

20

CAPITAL AND RATIOS
(in millions, except ratio data)

	AS OF									FOR THE SIX MONTHS ENDED JUNE 30,			
						JUNE 30, 2019 CHANGE						2019 Change	
	June 30, 2019	Mar 31, 2019	Dec 31, 2018	Sept 30, 2018	June 30, 2018	Mar 31, 2019		June 30, 2018		2019	2018	2018	
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)													
CET1 capital	$14,629	$14,442	$14,485	$14,435	$14,604	$187	1%	$25	–%				
Tier 1 capital	15,762	15,574	15,325	14,978	15,147	188	1	615	4				
Total capital	18,582	18,403	18,157	17,810	18,056	179	1	526	3				
Risk-weighted assets	138,879	137,246	136,202	133,249	130,621	1,633	1	8,258	6				
Adjusted average assets[1]	155,956	155,171	153,026	150,717	148,341	785	1	7,615	5				
CET1 capital ratio	10.5%	10.5%	10.6%	10.8%	11.2%								
Tier 1 capital ratio	11.3	11.3	11.3	11.2	11.6								
Total capital ratio	13.4	13.4	13.3	13.4	13.8								
Tier 1 leverage ratio	10.1	10.0	10.0	9.9	10.2								
TANGIBLE COMMON EQUITY (PERIOD-END)													
Common stockholders' equity	$20,884	$20,399	$19,977	$19,733	$19,924	$485	2%	$960	5%	$20,884	$19,924	$960	5%
Less: Goodwill	7,040	7,040	6,923	6,946	6,887	–	–	153	2	7,040	6,887	153	2
Less: Other intangible assets	74	80	31	33	2	(6)	(8)	72	NM	74	2	72	NM
Add: Deferred tax liabilities[2]	371	370	366	363	359	1	–	12	3	371	359	12	3
Total tangible common equity	$14,141	$13,649	$13,389	$13,117	$13,394	$492	4%	$747	6%	$14,141	$13,394	$747	6%
TANGIBLE COMMON EQUITY (AVERAGE)													
Common stockholders' equity	$20,420	$19,942	$19,521	$19,599	$19,732	$478	2%	$688	3%	$20,182	$19,732	$450	2%
Less: Goodwill	7,040	7,018	6,946	6,926	6,887	22	–	153	2	7,029	6,887	142	2
Less: Other intangible assets	80	59	32	22	2	21	36	78	NM	69	2	67	NM
Add: Deferred tax liabilities[2]	370	368	364	360	357	2	1	13	4	369	356	13	4
Total tangible common equity	$13,670	$13,233	$12,907	$13,011	$13,200	$437	3%	$470	4%	$13,453	$13,199	$254	2%
INTANGIBLE ASSETS (PERIOD-END)													
Goodwill	$7,040	$7,040	$6,923	$6,946	$6,887	$–	–%	$153	2%	$7,040	$6,887	$153	2%
Other intangible assets	74	80	31	33	2	(6)	(8)	72	NM	74	2	72	NM
Total intangible assets	$7,114	$7,120	$6,954	$6,979	$6,889	($6)	–%	$225	3%	$7,114	$6,889	$225	3%

[1] Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

[2] Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

21

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (in millions, except share, per-share and ratio data) Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: • Return on average tangible common equity (ROTCE); • Return on average total tangible assets (ROTA); • Efficiency ratio; • Operating leverage; and • Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as “Adjusted” or “Adjusted/Underlying” results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. 22KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (in millions, except share, per-share and ratio data) Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: • Return on average tangible common equity (ROTCE); • Return on average total tangible assets (ROTA); • Efficiency ratio; • Operating leverage; and • Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as “Adjusted” or “Adjusted/Underlying” results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. 22

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
							2Q19 Change						2019 Change	
		2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
							$	%	$	%			$	%
Noninterest income, Underlying:														
Noninterest income (GAAP)		$462	$428	$421	$416	$388	$34	8%	$74	19%	$890	$759	$131	17%
Less: Notable items		—	—	(5)	—	—	—	—	—	—	—	—	—	—
Noninterest income, Underlying (non-GAAP)		$462	$428	$426	$416	$388	$34	8%	$74	19%	$890	$759	$131	17%
Total revenue, Underlying:														
Total revenue (GAAP)	A	$1,628	$1,588	$1,593	$1,564	$1,509	$40	3%	$119	8%	$3,216	$2,971	$245	8%
Less: Notable items		—	—	(5)	—	—	—	—	—	—	—	—	—	—
Total revenue, Underlying (non-GAAP)	B	$1,628	$1,588	$1,598	$1,564	$1,509	$40	3%	$119	8%	$3,216	$2,971	$245	8%
Noninterest expense, Underlying:														
Noninterest expense (GAAP)	C	$951	$937	$951	$910	$875	$14	1%	$76	9%	$1,888	$1,758	$130	7%
Less: Notable items		7	5	45	9	—	2	40	7	100	12	—	12	100
Noninterest expense, Underlying (non-GAAP)	D	$944	$932	$906	$901	$875	$12	1%	$69	8%	$1,876	$1,758	$118	7%
Pre-provision profit:														
Total revenue (GAAP)	A	$1,628	$1,588	$1,593	$1,564	$1,509	$40	3%	$119	8%	$3,216	$2,971	$245	8%
Less: Noninterest expense (GAAP)	C	951	937	951	910	875	14	1	76	9	1,888	1,758	130	7
Pre-provision profit (GAAP)		$677	$651	$642	$654	$634	$26	4%	$43	7%	$1,328	$1,213	$115	9%
Pre-provision profit, Underlying:														
Total revenue, Underlying (non-GAAP)	B	$1,628	$1,588	$1,598	$1,564	$1,509	$40	3%	$119	8%	$3,216	$2,971	$245	8%
Less: Noninterest expense, Underlying (non-GAAP)	D	944	932	906	901	875	12	1	69	8	1,876	1,758	118	7
Pre-provision profit, Underlying (non-GAAP)		$684	$656	$692	$663	$634	$28	4%	$50	8%	$1,340	$1,213	$127	10%
Income before income tax expense, Underlying:														
Income before income tax expense (GAAP)	E	$580	$566	$557	$576	$549	$14	2%	$31	6%	$1,146	$1,050	$96	9%
Less: Income (expense) before income tax expense (benefit) related to notable items		(7)	(5)	(50)	(9)	—	(2)	(40)	(7)	(100)	(12)	—	(12)	(100)
Income before income tax expense, Underlying (non-GAAP)	F	$587	$571	$607	$585	$549	$16	3%	$38	7%	$1,158	$1,050	$108	10%
Income tax expense, Underlying:														
Income tax expense (benefit) (GAAP)	G	$127	$127	$92	$133	$124	$—	—%	$3	2%	$254	$237	$17	7%
Less: Income tax expense (benefit) related to notable items		(2)	(1)	(41)	(2)	—	(1)	(100)	(2)	(100)	(3)	—	(3)	(100)
Income tax expense, Underlying (non-GAAP)	H	$129	$128	$133	$135	$124	$1	1%	$5	4%	$257	$237	$20	8%
Net income, Underlying:														
Net income (GAAP)	I	$453	$439	$465	$443	$425	$14	3%	$28	7%	$892	$813	$79	10%
Add: Notable items, net of income tax expense (benefit)		5	4	9	7	—	1	25	5	100	9	—	9	100
Net income, Underlying (non-GAAP)	J	$458	$443	$474	$450	$425	$15	3%	$33	8%	$901	$813	$88	11%
Net income available to common stockholders, Underlying:														
Net income available to common stockholders (GAAP)	K	$435	$424	$450	$436	$425	$11	3%	$10	2%	$859	$806	$53	7%
Add: Notable items, net of income tax expense (benefit)		5	4	9	7	—	1	25	5	100	9	—	9	100
Net income available to common stockholders, Underlying (non-GAAP)	L	$440	$428	$459	$443	$425	$12	3%	$15	4%	$868	$806	$62	8%

23

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
							2Q19 Change						2019 Change	
		2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
							$/bps	%	$/bps	%			$/bps	%
Operating leverage:														
Total revenue (GAAP)	A	$1,628	$1,588	$1,593	$1,564	$1,509	$40	2.46%	$119	7.81%	$3,216	$2,971	$245	8.25%
Less: Noninterest expense (GAAP)	C	951	937	951	910	875	14	1.43	76	8.66	1,888	1,758	130	7.39
Operating leverage								1.03%		(0.85%)				0.86%
Operating leverage, Underlying:														
Total revenue, Underlying (non-GAAP)	B	$1,628	$1,588	$1,598	$1,564	$1,509	$40	2.46%	$119	7.81%	$3,216	$2,971	$245	8.25%
Less: Noninterest expense, Underlying (non-GAAP)	D	944	932	906	901	875	12	1.33	69	7.93	1,876	1,758	118	6.73
Operating leverage, Underlying (non-GAAP)								1.13%		(0.12%)				1.52%
Efficiency ratio and efficiency ratio, Underlying:														
Efficiency ratio	C/A	58.41%	59.00%	59.69%	58.20%	57.95%	(59) bps		46 bps		58.70%	59.17%	(47) bps	
Efficiency ratio, Underlying (non-GAAP)	D/B	58.02	58.67	56.70	57.62	57.95	(65) bps		7 bps		58.34	59.17	(83) bps	
Effective income tax rate and effective income tax rate, Underlying:														
Effective income tax rate	G/E	21.86%	22.42%	16.45%	23.16%	22.58%	(56) bps		(72) bps		22.14%	22.55%	(41) bps	
Effective income tax rate, Underlying (non-GAAP)	H/F	21.89	22.44	21.91	23.20	22.58	(55) bps		(69) bps		22.16	22.55	(39) bps	
Return on average common equity and return on average common equity, Underlying:														
Average common equity (GAAP)	M	$20,420	$19,942	$19,521	$19,599	$19,732	$478	2%	$688	3%	$20,182	$19,732	$450	2%
Return on average common equity	K/M	8.54%	8.62%	9.16%	8.82%	8.65%	(8) bps		(11) bps		8.58%	8.24%	34 bps	
Return on average common equity, Underlying (non-GAAP)	L/M	8.63	8.71	9.33	8.96	8.65	(8) bps		(2) bps		8.67	8.24	43 bps	
Return on average tangible common equity and return on average tangible common equity, Underlying:														
Average common equity (GAAP)	M	$20,420	$19,942	$19,521	$19,599	$19,732	$478	2%	$688	3%	$20,182	$19,732	$450	2%
Less: Average goodwill (GAAP)		7,040	7,018	6,946	6,926	6,887	22	—	153	2	7,029	6,887	142	2
Less: Average other intangibles (GAAP)		80	59	32	22	2	21	36	78	NM	69	2	67	NM
Add: Average deferred tax liabilities related to goodwill (GAAP)		370	368	364	360	357	2	1	13	4	369	356	13	4
Average tangible common equity	N	$13,670	$13,233	$12,907	$13,011	$13,200	$437	3%	$470	4%	$13,453	$13,199	$254	2%
Return on average tangible common equity	K/N	12.75%	13.00%	13.85%	13.29%	12.93%	(25) bps		(18) bps		12.87%	12.32%	55 bps	
Return on average tangible common equity, Underlying (non-GAAP)	L/N	12.89	13.12	14.11	13.50	12.93	(23) bps		(4) bps		13.00	12.32	68 bps	
Return on average total assets and return on average total assets, Underlying:														
Average total assets (GAAP)	O	$161,489	$160,415	$157,732	$155,624	$153,253	$1,074	1%	$8,236	5%	$160,955	$152,393	$8,562	6%
Return on average total assets	I/O	1.13%	1.11%	1.17%	1.13%	1.11%	2 bps		2 bps		1.12%	1.08%	4 bps	
Return on average total assets, Underlying (non-GAAP)	J/O	1.14	1.12	1.19	1.15	1.11	2 bps		3 bps		1.13	1.08	5 bps	
Return on average total tangible assets and return on average total tangible assets, Underlying:														
Average total assets (GAAP)	O	$161,489	$160,415	$157,732	$155,624	$153,253	$1,074	1%	$8,236	5%	$160,955	$152,393	$8,562	6%
Less: Average goodwill (GAAP)		7,040	7,018	6,946	6,926	6,887	22	—	153	2	7,029	6,887	142	2
Less: Average other intangibles (GAAP)		80	59	32	22	2	21	36	78	NM	69	2	67	NM
Add: Average deferred tax liabilities related to goodwill (GAAP)		370	368	364	360	357	2	1	13	4	369	356	13	4
Average tangible assets	P	$154,739	$153,706	$151,118	$149,036	$146,721	$1,033	1%	$8,018	5%	$154,226	$145,860	$8,366	6%
Return on average total tangible assets	I/P	1.17%	1.16%	1.22%	1.18%	1.16%	1 bps		1 bps		1.17%	1.12%	5 bps	
Return on average total tangible assets, Underlying (non-GAAP)	J/P	1.19	1.17	1.24	1.20	1.16	2 bps		3 bps		1.18	1.12	6 bps	

24

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
							2Q19 Change						2019 Change	
		2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
							$/bps	%	$/bps	%			$/bps	%
Tangible book value per common share:														
Common shares - at period-end (GAAP)	Q	457,903,826	461,116,723	466,007,984	474,120,616	484,055,194	(3,212,897)	(1%)	(26,151,368)	(5%)	457,903,826	484,055,194	(26,151,368)	(5%)
Common stockholders' equity (GAAP)		$20,884	$20,399	$19,977	$19,733	$19,924	$485	2	$960	5	$20,884	$19,924	$960	5
Less: Goodwill (GAAP)		7,040	7,040	6,923	6,946	6,887	—	—	153	2	7,040	6,887	153	2
Less: Other intangible assets (GAAP)		74	80	31	33	2	(6)	(8)	72	NM	74	2	72	NM
Add: Deferred tax liabilities related to goodwill (GAAP)		371	370	366	363	359	1	—	12	3	371	359	12	3
Tangible common equity	R	$14,141	$13,649	$13,389	$13,117	$13,394	$492	4%	$747	6%	$14,141	$13,394	$747	6%
Tangible book value per common share	R/Q	$30.88	$29.60	$28.73	$27.66	$27.67	$1.28	4%	$3.21	12%	$30.88	$27.67	$3.21	12%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:														
Average common shares outstanding - basic (GAAP)	S	458,154,335	460,713,172	467,338,825	475,957,526	484,744,354	(2,558,837)	(1%)	(26,590,019)	(5%)	459,426,685	486,114,872	(26,688,187)	(5%)
Average common shares outstanding - diluted (GAAP)	T	459,304,224	462,520,680	469,103,134	477,599,917	486,141,695	(3,216,456)	(1)	(26,837,471)	(6)	460,857,535	487,683,216	(26,825,681)	(6)
Net income per average common share - basic (GAAP)	K/S	$0.95	$0.92	$0.96	$0.92	$0.88	$0.03	3	$0.07	8	$1.87	$1.66	$0.21	13
Net income per average common share - diluted (GAAP)	K/T	0.95	0.92	0.96	0.91	0.88	0.03	3	0.07	8	1.86	1.65	0.21	13
Net income per average common share - basic, Underlying (non-GAAP)	L/S	0.96	0.93	0.98	0.93	0.88	0.03	3	0.08	9	1.89	1.66	0.23	14
Net income per average common share - diluted, Underlying (non-GAAP)	L/T	0.96	0.93	0.98	0.93	0.88	0.03	3	0.08	9	1.88	1.65	0.23	14
Dividend payout ratio and dividend payout ratio, Underlying:														
Cash dividends declared and paid per common share	U	$0.32	$0.32	$0.27	$0.27	$0.22	$—	—%	$0.10	45%	$0.64	$0.44	$0.20	45%
Dividend payout ratio	U/(K/S)	34%	35%	28%	29%	25%	(100) bps		900 bps		34%	27%	700 bps	
Dividend payout ratio, Underlying (non-GAAP)	U/(L/S)	33	34	27	29	25	(100) bps		800 bps		34	27	700 bps	

25

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,			
						2Q19 Change						2019 Change	
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19		2Q18		2019	2018	2018	
						$	%	$	%			$/bps	%
Mortgage banking fees, Underlying:													
Mortgage banking fees (GAAP)	$62	$43	$51	$49	$27	$19	44%	$35	130%	$105	$52	$53	102%
Less: Notable items	—	—	(4)	—	—	—	—	—	—	—	—	—	—
Mortgage banking fees, Underlying (non-GAAP)	$62	$43	$55	$49	$27	$19	44%	$35	130%	$105	$52	$53	102%
Other income, Underlying:													
Other income (GAAP)	$28	$25	$15	$17	$15	$3	12%	$13	87%	$53	$32	$21	66%
Less: Notable items	—	—	(1)	—	—	—	—	—	—	—	—	—	—
Other income, Underlying (non-GAAP)	$28	$25	$16	$17	$15	$3	12%	$13	87%	$53	$32	$21	66%
Salaries and employee benefits, Underlying:													
Salaries and employee benefits (GAAP)	$507	$509	$483	$474	$453	($2)	—%	$54	12%	$1,016	$923	$93	10%
Less: Notable items	2	1	6	5	—	1	100	2	100	3	—	3	100
Salaries and employee benefits, Underlying (non-GAAP)	$505	$508	$477	$469	$453	($3)	(1%)	$52	11%	$1,013	$923	$90	10%
Equipment and software expense, Underlying[1]:													
Equipment and software expense[1] (GAAP)	$126	$125	$124	$117	$110	$1	1%	$16	15%	$251	$223	$28	13%
Less: Notable items	—	—	3	—	—	—	—	—	—	—	—	—	—
Equipment and software expense, Underlying[1] (non-GAAP)	$126	$125	$121	$117	$110	$1	1%	$16	15%	$251	$223	$28	13%
Outside services, Underlying:													
Outside services (GAAP)	$118	$110	$135	$107	$106	$8	7%	$12	11%	$228	$205	$23	11%
Less: Notable items	5	4	19	1	—	1	25	5	100	9	—	9	100
Outside services, Underlying (non-GAAP)	$113	$106	$116	$106	$106	$7	7%	$7	7%	$219	$205	$14	7%
Occupancy, Underlying:													
Occupancy (GAAP)	$82	$83	$92	$81	$79	($1)	(1%)	$3	4%	$165	$160	$5	3%
Less: Notable items	—	—	16	—	—	—	—	—	—	—	—	—	—
Occupancy, Underlying (non-GAAP)	$82	$83	$76	$81	$79	($1)	(1%)	$3	4%	$165	$160	$5	3%
Other operating expense, Underlying:													
Other operating expense (GAAP)	$118	$110	$117	$131	$127	$8	7%	($9)	(7%)	$228	$247	($19)	(8%)
Less: Notable items	—	—	1	3	—	—	—	—	—	—	—	—	—
Other operating expense, Underlying (non-GAAP)	$118	$110	$116	$128	$127	$8	7%	($9)	(7%)	$228	$247	($19)	(8%)

[1] Beginning in the first quarter of 2019, we combined our presentation of equipment expense and amortization of software into equipment and software expense. Prior periods have been adjusted to conform with the current period presentation.

26

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(in millions, except ratio data)

		SECOND QUARTER 2019				FIRST QUARTER 2019				FOURTH QUARTER 2018			
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:													
Net income	A	$213	$216	$24	$453	$202	$227	$10	$439	$193	$241	$31	$465
Less: Preferred stock dividends		—	—	18	18	—	—	15	15	—	—	15	15
Net income (loss) available to common stockholders	B	$213	$216	$6	$435	$202	$227	($5)	$424	$193	$241	$16	$450
Return on average total tangible assets:													
Average total assets (GAAP)		$65,485	$56,135	$39,869	$161,489	$65,007	$55,630	$39,778	$160,415	$64,187	$53,970	$39,575	$157,732
Less: Average goodwill (GAAP)		119	45	6,876	7,040	119	23	6,876	7,018	59	11	6,876	6,946
Average other intangibles (GAAP)		73	7	—	80	55	4	—	59	30	2	—	32
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	370	370	—	—	368	368	—	—	364	364
Average tangible assets	C	$65,293	$56,083	$33,363	$154,739	$64,833	$55,603	$33,270	$153,706	$64,098	$53,957	$33,063	$151,118
Return on average total tangible assets	A/C	1.31%	1.54%	NM	1.17%	1.26%	1.66%	NM	1.16%	1.19%	1.78%	NM	1.22%
Efficiency ratio:													
Noninterest expense (GAAP)	D	$715	$217	$19	$951	$700	$209	$28	$937	$723	$203	$25	$951
Net interest income (GAAP)		799	371	(4)	1,166	788	372	—	1,160	796	384	(8)	1,172
Noninterest income (GAAP)		277	149	36	462	247	150	31	428	265	140	16	421
Total revenue (GAAP)	E	$1,076	$520	$32	$1,628	$1,035	$522	$31	$1,588	$1,061	$524	$8	$1,593
Efficiency ratio	D/E	66.43%	41.58%	NM	58.41%	67.62%	40.11%	NM	59.00%	68.22%	38.73%	NM	59.69%

		THIRD QUARTER 2018				SECOND QUARTER 2018			
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:									
Net income (loss)	A	$207	$234	$2	$443	$197	$237	($9)	$425
Less: Preferred stock dividends		—	—	7	7	—	—	—	—
Net income (loss) available to common stockholders	B	$207	$234	($5)	$436	$197	$237	($9)	$425
Return on average total tangible assets:									
Average total assets (GAAP)		$62,974	$52,871	$39,779	$155,624	$61,232	$52,170	$39,851	$153,253
Less: Average goodwill (GAAP)		39	11	6,876	6,926	—	11	6,876	6,887
Average other intangibles (GAAP)		20	2	—	22	—	2	—	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	360	360	—	—	357	357
Average tangible assets	C	$62,915	$52,858	$33,263	$149,036	$61,232	$52,157	$33,332	$146,721
Return on average total tangible assets	A/C	1.31%	1.75%	NM	1.18%	1.29%	1.82%	NM	1.16%
Efficiency ratio:									
Noninterest expense (GAAP)	D	$686	$202	$22	$910	$658	$200	$17	$875
Net interest income (GAAP)		776	380	(8)	1,148	759	376	(14)	1,121
Noninterest income (GAAP)		258	140	18	416	228	140	20	388
Total revenue (GAAP)	E	$1,034	$520	$10	$1,564	$987	$516	$6	$1,509
Efficiency ratio	D/E	66.29%	38.83%	NM	58.20%	66.68%	38.80%	NM	57.95%

27

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)
(in millions, except ratio data)

		FOR THE SIX MONTHS ENDED JUNE 30,							
		2019				2018			
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:									
Net income (loss)	A	$415	$443	$34	$892	$367	$452	($6)	$813
Less: Preferred stock dividends		—	—	33	33	—	—	7	7
Net income (loss) available to common stockholders	B	$415	$443	$1	$859	$367	$452	($13)	$806
Return on average total tangible assets:									
Average total assets (GAAP)		$65,247	$55,884	$39,824	$160,955	$61,290	$51,286	$39,817	$152,393
Less: Average goodwill (GAAP)		119	34	6,876	7,029	—	11	6,876	6,887
Average other intangibles (GAAP)		64	5	—	69	—	2	—	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	369	369	—	—	356	356
Average tangible assets	D	$65,064	$55,845	$33,317	$154,226	$61,290	$51,273	$33,297	$145,860
Return on average total tangible assets	A/D	1.29%	1.60%	NM	1.17%	1.21%	1.78%	NM	1.12%
Efficiency ratio:									
Noninterest expense (GAAP)	E	$1,415	$426	$47	$1,888	$1,314	$408	$36	$1,758
Net interest income (GAAP)		1,587	743	(4)	2,326	1,492	733	(13)	2,212
Noninterest income (GAAP)		524	299	67	890	450	265	44	759
Total revenue (GAAP)	F	$2,111	$1,042	$63	$3,216	$1,942	$998	$31	$2,971
Efficiency ratio	E/F	67.01%	40.84%	NM	58.70%	67.68%	40.86%	NM	59.17%

28